SUNAMERICA SERIES TRUST

         SUPPLEMENT TO THE PROSPECTUS DATED JUNE 3, 1996







     The first and fourth paragraphs on page 31 of the Prospectus under the subheading entitled "Portfolio Managers" have been replaced with, and the eighth paragraph under such heading has been supplemented by, the following paragraph:

          SAAMCo's Fixed Income Investment Team headed by P. Christopher Leary has been responsible for managing the CASH MANAGEMENT PORTFOLIO, HIGH-YIELD BOND
PORTFOLIO and
     the fixed-income component of the SUNAMERICA BALANCED PORTFOLIO since October 1996. P. Christopher Leary is a Senior Vice President of SAAMCo and has been a portfolio manager with the firm since 1990.





November 4, 1996